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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported) May 8, 1998

                       BENEDEK COMMUNICATIONS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

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
          DELAWARE                         333-09529                            36-4076007
(State or Other Jurisdiction of     (Commission File Number)      (I.R.S. Employer Identification Number)
Incorporation or Organization)
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                                 100 PARK AVENUE
                               ROCKFORD, IL 61101
               (Address of Principal Executive Offices) (Zip Code)

           Telephone Number, Including Area Code      (815) 987-5350





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ITEM 5.        OTHER EVENTS.

        On May 8, 1998, the Registrant announced the redemption of all of its outstanding 15.0% Exchangeable Redeemable Senior Preferred Stock. Additional information concerning the redemption of the securities is incorporated herein by this reference to the press release filed herewith as Exhibit 99.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     Exhibits.

        99     Press release, dated May 8, 1998.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BENEDEK COMMUNICATIONS CORPORATION

May 11, 1998
                                      By: /s/ Ronald L. Lindwall
                                          -------------------------
                                          Name:  Ronald L. Lindwall
                                          Title:  Senior Vice President-Finance


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                                INDEX TO EXHIBITS

EXHIBIT        DESCRIPTION

      99       Press release, dated May 8, 1998


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